Exhibit 10.15

Execution Version

CONSENT AND SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

This CONSENT AND SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of September 30, 2024 (this “Amendment”), is among PhenixFIN Corporation, a Delaware corporation, as Borrower, the other Loan Parties party hereto, and Woodforest National Bank, as Administrative Agent.

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 15, 2022 (as amended by the First Amendment to Credit Agreement and Consent dated as of February 21, 2024 and the Second Amendment to Credit Agreement and Joinder dated as of August 5, 2024, and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement and the First Amendment, as applicable);

WHEREAS, to secure the Loan Parties’ Obligations under the Credit Agreement, the Loan Parties (as Grantors) and the Administrative Agent are parties to that certain Pledge and Security Agreement dated as of December 15, 2022 (as amended by the First Amendment to Pledge and Security Agreement dated as of February 21, 2024, and the Second Amendment to Credit Agreement and Joinder dated as of August 5, 2024, the “Existing Security Agreement,” and as amended, modified and supplemented by this Amendment, the “Security Agreement”);

WHEREAS, Section 5.14 of the Credit Agreement requires each Loan Party to cause its Subsidiaries (other than Excluded Subsidiaries) formed or acquired after the Effective Date to become Loan Parties;

WHEREAS, the definition of “Excluded Subsidiary” in Section 1.01 of the Credit Agreement give the Administrative Agent sole discretion to designate any Subsidary of a Loan Party as an Excluded Subsidiary;

WHEREAS, the Borrower has formed a new Subsidiary, NSG Captive, Inc., an Alabama corporation (“NSG”), and has requested that the Administrative Agent consent to NSG being desigated as an Excluded Subsidiary, and as a condition thereto, the Administrative Agent requires that the Loan Parties amend the Existing Security Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Consent. The Administrative Agent hereby consents to the designation of NSG as an Excluded Subsidiary. In no event shall this consent be deemed to be a consent to designate any other existing or later formed or acquired Subsidiary as an Excluded Subsidiary, which the Administrative Agent may consent to or deny in its sole discretion.

2. Amendments to Existing Security Agreement. Subject to the terms and conditions set forth herein, the Existing Security Agreement is amended as follows:

(a) The definition of Excluded Property in Section 1.3 is hereby amended and restated to read as follows:

“Excluded Property” means (a) any and all assets owned by Excluded Subsidiaries; (b) any bank accounts established by any Grantor used exclusively for payroll, payroll taxes or employee benefits, escrow, customs, insurance, or fiduciary purposes or compliance with legal requirements; (c) any contract, property rights, obligation, instrument or agreement to which a Grantor is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor therein, (ii) a breach or termination pursuant to the terms of, or a default under, any such contract, property rights, obligation, instrument or agreement (other than to the extent that any such terms would be rendered ineffective by Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code as in effect in the relevant jurisdiction), or (iii) any assets with respect to which applicable law prohibits the creation or perfection of such security interest therein (other than to the extent that any such prohibition is rendered ineffective by Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code as in effect in the relevant jurisdiction); and (d) those assets as to which the Administrative Agent shall reasonably determine, that the cost of obtaining a Lien thereon or perfection thereof are excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby.

(b) The following entry is hereby added to Exhibit E (Equity) and each respective Grantor identified below hereby grants to the Administrative Agent a security interest in such property to secure the performance of the Obligations:

Name of Grantor	Issuer	Number of Shares	Class of Stock	Percentage of Outstanding Shares / Interest
PhenixFin Corporation	NSG Captive, Inc.	100,000	Common Stock	100.00%

3. Representations and Warranties. Each Loan Party represents, warrants and certifies to the Administrative Agent and Lenders that:

(a) each Loan Party has full right, power and authority to execute and deliver this Amendment and perform their obligations hereunder;

(b) the execution and delivery of this Amendment by the Loan Parties and the performance by them of their respective obligations hereunder and under this Amendment have been duly authorized by all necessary action and do not and will not (i) violate any of the organizational documents of any Loan Party or otherwise require any approval of any stockholder, member or partner of any Loan Party, except for such approvals or consents which will be obtained on or before the date hereof; (ii) violate any provision of any Requirement of Law, judgment, injunction, order or decree applicable to or otherwise binding on any Loan Party or Subsidiary; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or Subsidiary (other than any Liens created pursuant to the Loan Documents); or (iv) result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties;

(c) this Amendment is a legal, valid and binding obligation of the Loan Parties, enforceable against them in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(d) the representations and warranties contained in Article III of the Security Agreement are true and correct in all respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

4. Reaffirmation. By its execution hereof, each Loan Party hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) ratifies, restates, and reaffirms all of its respective Obligations, covenants, representations, warranties and other obligations set forth in the Security Agreement (except to the extent expressly modified hereby), and (c) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Security Agreement remain in full force and effect (except to the extent expressly modified hereby). Except as expressly modified hereby, the Security Agreement shall remain unaltered and in full force and effect in accordance with its terms. Payment of the Obligations under the Loan Documents, and any other obligations of the Loan Parties to the Lenders, presently existing or hereafter arising, remain and shall be and hereby are secured by the Security Agreement. The Loan Parties ratify and confirm the provisions of the Security Agreement, and represent and warrant that the Security Agreement continues to create first liens and first perfected security interests in the Collateral described therein.

5. No Novation. The parties to this Amendment intend that this Amendment shall not constitute a substitution or novation, and nothing herein contained shall be construed as a substitution or novation, of any Obligations outstanding under the Credit Agreement, the Security Agreement, or any Loan Document, or any instrument securing the same, all of which shall remain in full force and effect, except as expressly modified hereby.

6. Amendment as a Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Credit Agreement, and shall be subject to the terms of the Credit Agreement. Accordingly, it shall be an immediate Event of Default under the Credit Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

7. General Provisions. Sections 7.8, 7.12, 7.16, 7.18, 7.20, and 8.1 of the Existing Security Agreement shall be incorporated herein by reference, mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BORROWER:

PHENIXFIN CORPORATION

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

GUARANTORS:

PHENIXFIN SMALL BUSINESS FUND GP, LLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN SMALL BUSINESS FUND, LP

By: PHENIXFIN SMALL BUSINESS FUND
GP, LLC, its General Partner

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN SLF FUNDING I LLC

By: PHENIXFIN CORPORATION, its Member
'
By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

[Loan Parties Signature Page - Consent and Second Amendment to Pledge and Security Agreement]

PHENIXFIN INVESTMENT HOLDINGS LLC

By:PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN INVESTMENT HOLDINGS AAR LLC

By: PHENIXFIN CORPORATION, its Member
By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN INVESTMENT HOLDINGS AMVESTAR LLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN INVESTMENT HOLDINGS OMNIVERE LLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN INVESTMENTS, LLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

[Loan Parties Signature Page - Consent and Second Amendment to Pledge and Security Agreement]

PHENIXFIN INVESTMENT HOLDINGS FST LLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

[Loan Parties Signature Page - Consent and Second Amendment to Pledge and Security Agreement]

ADMINISTRATIVE AGENT:

WOODFOREST NATIONAL BANK, as Administrative Agent

By:	/s/ Cameron Jones
Name:	Cameron Jones
Title:	Senior Vice President

[Administrative Agent Signature Page - Consent and Second Amendment to Pledge and Security Agreement]